PHOENIX STRATEGIC EQUITY SERIES FUND
                          PHOENIX STRATEGIC THEME FUND
      Supplement dated August 17, 1999 to Prospectus dated August 28, 1998, as supplemented November 2, 1998 and July 12, 1999

         At a meeting held on August 6, 1999, the shareholders of the Phoenix Strategic Theme Fund of Phoenix Strategic Equity Series Fund voted to approve the retention of Seneca Capital Management LLC as subadviser to the Strategic Theme Fund.

         The last paragraph on page 17 of the prospectus is amended by adding the following after the second sentence:

         Seneca also serves as subadviser for the Theme Fund and as such is responsible for making investment decisions and selecting broker-dealers to execute transactions for the Fund. For its services to the Theme Fund, Seneca is paid a fee by PIC equal to 0.10% of the average daily net assets of the Theme Fund up to $201 million, 0.375% of such value between $201 million and $1 billion, 0.35% of such value between $1 billion and $2 billion, and 0.325% of such value in excess of $2 billion.

         The information under "The Portfolio Managers--Equity Opportunities Fund" on page 18 of the prospectus now applies to the Phoenix Strategic Theme Fund as well, and the heading is amended to read "The Portfolio Managers--Equity Opportunities Fund and Theme Fund." The subheading "Theme Fund" and the paragraph immediately following it are deleted.

        INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THEIR PROSPECTUS FOR
                               FUTURE REFERENCE.


PDP 690ST (8/99)